NICHOLAS-APPLEGATE FUND, INC.

Nicholas-Applegate Growth Equity Fund

____________________________________________________________

Supplement dated March 17, 2006 to the

Prospectus and Statement of Additional Information (SAI) dated March 1, 2006

Todd N. Wolter, CFA and Stacey R. Nutt, Ph.D. are no longer Portfolio Managers for the Fund. All references and information contained in the Prospectus and SAI concerning Mr. Wolter and Dr. Nutt are hereby deleted. Horacio A. Valerias, CFA continues as a Portfolio Manager for the Fund.

Mark P. Roemer is a Portfolio Manager for the Fund. Messrs. Valerias and Roemer serve as co-portfolio managers for the Fund. Information with respect to Mr. Roemer is set forth below:

The section of the Prospectus entitled “How the Fund is Managed – Portfolio Managers” is hereby revised by removing all information concerning Mr. Wolter and Dr. Nutt, and adding the following information with respect to Mr. Roemer:

Mark P. Roemer

Portfolio Manager, Systematic

Mr. Roemer joined NACM in 2001. Prior to joining NACM, Mr. Roemer worked as an investment professional with Barclays Global Investors from 1997 to 2001. Mr. Roemer holds a B.S. degree from Virginia Polytechnic Institute & State University, an M.S. degree from Stanford University, and an M.S. degree from the London Business School. Mr.
Roemer has 5 years of relevant experience.

The section of the SAI entitled “Management and Advisory Arrangements – Information About the Portfolio Managers—Other Accounts” is hereby revised by removing all information with respect to Mr. Wolter and Dr. Nutt, and adding the following information with respect to Mr. Roemer.

Fund Name/Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies/Total Assets*	Other Pooled Investment Vehicles/Total Assets*	Other Accounts**/Total Assets*
Nicholas-Applegate Growth Equity Fund Subadviser: Nicholas Applegate Capital Management	Mark P. Roemer	6 registered mutual funds with $510,000,000 in assets	1 other pooled investment vehicle with $13,000,000 in assets	50 other accounts with $1,772,000,000 in assets

The section of the SAI entitled “Management and Advisory Arrangements—Additional Information About the Portfolio Managers—Fund Ownership” is hereby revised by removing all information with respect to Mr. Wolter and Dr. Nutt, and adding the following information with respect to Mr. Roemer:

Fund Name/Subadviser(s)	Portfolio Manager(s)	Dollar Range
Nicholas-Applegate Growth Equity Fund Subadviser: Nicholas Applegate Capital Management	Mark P. Roemer	None

The section of the SAI entitled “Other Service Providers” is hereby revised by replacing the discussion in the subsection entitled “Independent Registered Public Accounting Firm” with the following discussion:

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 350 South
Grand Avenue, Los Angeles, California 90071, served as the Fund’s independent registered public accounting firm for 2005 and in that capacity audited the Fund’s annual financial statements. As of March 7, 2006, PricewaterhouseCoopers LLP gave notice of their resignation as the Fund’s auditor. Accordingly, KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected by the Board of Directors as the Fund’s auditors for 2006, and in that capacity are expected to audit the Fund’s 2006 annual financial statements.

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